                                                                Sub-Item 77Q1(e)

                             MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Aim Advisors, Inc. ("Invesco Aim"). Invesco Aim shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco Aim will waive its advisory fees at the rate set forth on the Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree as follows:

     1. Each Trust, for itself and its Funds, and Invesco Aim agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco Aim will waive advisory fees payable by an Investing Trust in an amount equal to 100% of the net advisory fee Invesco Aim receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Trust invests (the "Waiver").

          i. Invesco Aim's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Trust during the previous month in an Affiliated Money Market Fund.

          ii. The Waiver will not apply to those investing Trusts that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

          iii. The Waiver will not apply to cash collateral for securities lending.

          For purposes of the paragraph above, the following terms shall have the following meanings:

          (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended; and

          (b) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

     2. Neither a Trust nor Invesco Aim may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Portfolio's Board of Trustee to remove or amend such Waiver. Invesco Aim will not have any right to reimbursement of any amount so waived.

     The Boards of Trustees and Invesco Aim may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco Aim will not have any right to reimbursement of any amount so waived or reimbursed.

     Subject to the foregoing paragraphs, each of the Trusts and Invesco Aim agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco Aim have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco Aim have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM TAX-EXEMPT FUNDS
                                        AIM TREASURER'S SERIES TRUST
                                        AIM VARIABLE INSURANCE FUNDS
                                        SHORT-TERM INVESTMENTS TRUST
                                        on behalf of the Funds listed in the
                                        Exhibit to this Memorandum of Agreement


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President


                                        INVESCO AIM ADVISORS, INC.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President

                          EXHIBIT A TO ADVISORY FEE MOA

     AIM EQUITY FUNDS                        WAIVER DESCRIPTION                    EFFECTIVE DATE   EXPIRATION DATE
--------------------------   ---------------------------------------------------   --------------   ---------------
AIM Charter Fund             Invesco Aim will waive advisory fees to the extent       1/1/2005         12/31/2012
                             necessary so that advisory fees Invesco Aim
                             receives do not exceed the annualized rates listed
                             below.
                             0.75% of the first $150M
                             0.615% of the next $4.85B
                             0.57% of the next $2.5B
                             0.545% of the next $2.5B
                             0.52% of the excess over $10B

AIM Constellation Fund       Invesco Aim will waive advisory fees to the extent       3/27/2006        12/31/2012
                             necessary so that advisory fees Invesco Aim
                             receives do not exceed the annualized rates listed
                             below.
                             0.695% of the first $250M
                             0.615% of the next $4B
                             0.595% of the next $750M
                             0.57% of the next $2.5B
                             0.545% of the next $2.5B
                             0.52% of the excess over $10B

     AIM FUNDS GROUP                         WAIVER DESCRIPTION                    EFFECTIVE DATE   EXPIRATION DATE
--------------------------   ---------------------------------------------------   --------------   ---------------
AIM Basic Balanced Fund      Invesco Aim will waive advisory fees to the extent       1/1/2005         12/31/2012
                             necessary so that advisory fees Invesco Aim
                             receives do not exceed the annualized rates listed
                             below.
                             0.62% of the first $250M
                             0.605% of the next $250M
                             0.59% of the next $500M
                             0.575% of the next $1.5B
                             0.56% of the next $2.5B
                             0.545% of the next $2.5B
                             0.53% of the next $2.5B
                             0.515% of the excess over $10B

     AIM SECTOR FUNDS                        WAIVER DESCRIPTION                    EFFECTIVE DATE   EXPIRATION DATE
--------------------------   ---------------------------------------------------   --------------   ---------------
AIM Gold & Precious Metals   Invesco Aim will waive advisory fees to the extent       1/1/2005         6/30/2010
Fund                         necessary so that advisory fees Invesco Aim
                             receives do not exceed the annualized rates listed
                             below.
                             0.75% of the first $250M
                             0.74% of the next $250M
                             0.73% of the next $500M
                             0.72% of the next $1.5B
                             0.71% of the next $2.5B
                             0.70% of the next $2.5B
                             0.69% of the next $2.5B
                             0.68% of the excess over $10B

  AIM TREASURER'S SERIES
           TRUST                             WAIVER DESCRIPTION                    EFFECTIVE DATE   EXPIRATION DATE
--------------------------   ---------------------------------------------------   --------------   ---------------
Premier Portfolio            Invesco Aim will waive advisory fees in the amount       2/25/2005        6/30/2010
                             of 0.03% of the Fund's average daily net assets

Premier U.S. Government      Invesco Aim will waive advisory fees in the amount       2/25/2005        6/30/2010
Money Portfolio              of 0.03% of the Fund's average daily net assets

  AIM VARIABLE INSURANCE
           FUNDS                              WAIVER DESCRIPTION                   EFFECTIVE DATE   EXPIRATION DATE
--------------------------   ---------------------------------------------------   --------------   ---------------
AIM V. I. Basic Balanced     Invesco Aim will waive advisory fees to the extent       1/1/2005         06/30/2010
Fund                         necessary so that advisory fees Invesco Aim
                             receives do not exceed the annualized rates listed
                             below.
                             0.62% of the first $150M
                             0.50% of the next $4.85B
                             0.475% of the next $5B
                             0.45% of the excess over $10B

AIM V. I. Capital            Invesco Aim will waive advisory fees to the extent       1/1/2005         4/30/2010
Development Fund             necessary so that advisory fees Invesco Aim
                             receives do not exceed the annualized rates listed
                             below.
                             0.745% of the first $250M
                             0.73% of the next $250M
                             0.715% of the next $500M
                             0.70% of the next $1.5B
                             0.685% of the next $2.5B
                             0.67% of the next $2.5B
                             0.655% of the next $2.5B
                             0.64% of the excess over $10B

                                                        As Revised July 14, 2009

                                    EXHIBIT B

                           AIM COUNSELOR SERIES TRUST

PORTFOLIO                                EFFECTIVE DATE    COMMITTED UNTIL
---------                               ----------------   ---------------
AIM Core Plus Bond Fund                   June 2, 2009     June 30, 2010
AIM Floating Rate Fund                    July 1, 2007     June 30, 2010
AIM Multi-Sector Fund                     July 1, 2007     June 30, 2010
AIM Select Real Estate Income Fund        July 1, 2007     June 30, 2010
AIM Structured Core Fund                  July 1, 2007     June 30, 2010
AIM Structured Growth Fund                July 1, 2007     June 30, 2010
AIM Structured Value Fund                 July 1, 2007     June 30, 2010

                                AIM EQUITY FUNDS

PORTFOLIO                                EFFECTIVE DATE    COMMITTED UNTIL
---------                               ----------------   ---------------
AIM Capital Development Fund              July 1, 2007     June 30, 2010
AIM Charter Fund                          July 1, 2007     June 30, 2010
AIM Constellation Fund                    July 1, 2007     June 30, 2010
AIM Disciplined Equity Fund              July 14, 2009     June 30, 2010
AIM Diversified Dividend Fund             July 1, 2007     June 30, 2010
AIM Large Cap Basic Value Fund            July 1, 2007     June 30, 2010
AIM Large Cap Growth Fund                 July 1, 2007     June 30, 2010
AIM Summit Fund                           July 1, 2007     June 30, 2010

                                 AIM FUNDS GROUP

FUND                                     EFFECTIVE DATE    COMMITTED UNTIL
----                                    ----------------   ---------------
AIM Basic Balanced Fund                   July 1, 2007     June 30, 2010
AIM European Small Company Fund           July 1, 2007     June 30, 2010
AIM Global Core Equity Fund               July 1, 2007     June 30, 2010
AIM International Small Company Fund      July 1, 2007     June 30, 2010
AIM Mid Cap Basic Value Fund              July 1, 2007     June 30, 2010
AIM Select Equity Fund                    July 1, 2007     June 30, 2010
AIM Small Cap Equity Fund                 July 1, 2007     June 30, 2010

                                AIM GROWTH SERIES

FUND                                     EFFECTIVE DATE    COMMITTED UNTIL
----                                    ----------------   ---------------
AIM Basic Value Fund                      July 1, 2007     June 30, 2010
AIM Global Equity Fund                    July 1, 2007     June 30, 2010
AIM Mid Cap Core Equity Fund              July 1, 2007     June 30, 2010
AIM Small Cap Growth Fund                 July 1, 2007     June 30, 2010

                                                        As Revised July 14, 2009

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                     EFFECTIVE DATE    COMMITTED UNTIL
----                                    ----------------   ---------------
AIM Asia Pacific Growth Fund              July 1, 2007     June 30, 2010
AIM European Growth Fund                  July 1, 2007     June 30, 2010
AIM Global Growth Fund                    July 1, 2007     June 30, 2010
AIM Global Small & Mid Cap Growth
   Fund                                   July 1, 2007     June 30, 2010
AIM International Core Equity Fund        July 1, 2007     June 30, 2010
AIM International Growth Fund             July 1, 2007     June 30, 2010

                              AIM INVESTMENT FUNDS

FUND                                     EFFECTIVE DATE    COMMITTED UNTIL
----                                    ----------------   ---------------
AIM Balanced-Risk Allocation Fund*        May 29, 2009     June 30, 2010
AIM China Fund                            July 1, 2007     June 30, 2010
AIM Developing Markets Fund               July 1, 2007     June 30, 2010
AIM Global Health Care Fund               July 1, 2007     June 30, 2010
AIM International Total Return Fund       July 1, 2007     June 30, 2010
AIM Japan Fund                            July 1, 2007     June 30, 2010
AIM LIBOR Alpha Fund                      July 1, 2007     June 30, 2010
AIM Trimark Endeavor Fund                 July 1, 2007     June 30, 2010
AIM Trimark Fund                          July 1, 2007     June 30, 2010
AIM Trimark Small Companies Fund          July 1, 2007     June 30, 2010

* Advisory fees to be waived by Invesco Aim for AIM Balanced-Risk Allocation Fund also include advisory fees that Invesco Aim receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Aim Cayman Commodity Fund I, Ltd. invests.

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                     EFFECTIVE DATE    COMMITTED UNTIL
----                                    ----------------   ---------------
AIM Core Bond Fund                        July 1, 2007     June 30, 2010
AIM Dynamics Fund                         July 1, 2007     June 30, 2010
AIM Global Real Estate Fund               July 1, 2007     June 30, 2010
AIM High Yield Fund                       July 1, 2007     June 30, 2010
AIM Income Fund                           July 1, 2007     June 30, 2010
AIM Limited Maturity Treasury Fund        July 1, 2007     June 30, 2010
AIM Money Market Fund                     July 1, 2007     June 30, 2010
AIM Municipal Bond Fund                   July 1, 2007     June 30, 2010
AIM Real Estate Fund                      July 1, 2007     June 30, 2010
AIM Short Term Bond Fund                  July 1, 2007     June 30, 2010
AIM U.S. Government Fund                  July 1, 2007     June 30, 2010

                                                        As Revised July 14, 2009

                                AIM SECTOR FUNDS

FUND                                     EFFECTIVE DATE    COMMITTED UNTIL
----                                    ----------------   ---------------
AIM Energy Fund                           July 1, 2007     June 30, 2010
AIM Financial Services Fund               July 1, 2007     June 30, 2010
AIM Gold & Precious Metals Fund           July 1, 2007     June 30, 2010
AIM Leisure Fund                          July 1, 2007     June 30, 2010
AIM Technology Fund                       July 1, 2007     June 30, 2010
AIM Utilities Fund                        July 1, 2007     June 30, 2010

                              AIM TAX-EXEMPT FUNDS

FUND                                     EFFECTIVE DATE    COMMITTED UNTIL
----                                    ----------------   ---------------
AIM High Income Municipal Fund            July 1, 2007     June 30, 2010
AIM Tax-Exempt Cash Fund                  July 1, 2007     June 30, 2010
AIM Tax-Free Intermediate Fund            July 1, 2007     June 30, 2010

                          AIM VARIABLE INSURANCE FUNDS

FUND                                     EFFECTIVE DATE    COMMITTED UNTIL
----                                    ----------------   ---------------
AIM V.I. Basic Balanced Fund              July 1, 2007     June 30, 2010
AIM V.I. Basic Value Fund                 July 1, 2007     June 30, 2010
AIM V.I. Capital Appreciation Fund        July 1, 2007     June 30, 2010
AIM V.I. Capital Development Fund         July 1, 2007     June 30, 2010
AIM V.I. Core Equity Fund                 July 1, 2007     June 30, 2010
AIM V.I. Diversified Income Fund          July 1, 2007     June 30, 2010
AIM V.I. Dynamics Fund                    July 1, 2007     June 30, 2010
AIM V.I. Financial Services Fund          July 1, 2007     June 30, 2010
AIM V.I. Global Health Care Fund          July 1, 2007     June 30, 2010
AIM V.I. Global Real Estate Fund          July 1, 2007     June 30, 2010
AIM V.I. Government Securities Fund       July 1, 2007     June 30, 2010
AIM V.I. High Yield Fund                  July 1, 2007     June 30, 2010
AIM V.I. International Growth Fund        July 1, 2007     June 30, 2010
AIM V.I. Large Cap Growth Fund            July 1, 2007     June 30, 2010
AIM V.I. Leisure Fund                     July 1, 2007     June 30, 2010
AIM V.I. Mid Cap Core Equity Fund         July 1, 2007     June 30, 2010
AIM V.I. Money Market Fund                July 1, 2007     June 30, 2010
AIM V.I. PowerShares ETF Allocation
   Fund                                 October 22, 2008   June 30, 2010
AIM V.I. Small Cap Equity Fund            July 1, 2007     June 30, 2010
AIM V.I. Technology Fund                  July 1, 2007     June 30, 2010
AIM V.I. Utilities Fund                   July 1, 2007     June 30, 2010

                          SHORT-TERM INVESTMENTS TRUST

FUND                                     EFFECTIVE DATE    COMMITTED UNTIL
----                                    ----------------   ---------------
Government TaxAdvantage Portfolio         July 1, 2007     June 30, 2010
STIC Prime Portfolio                      July 1, 2007     June 30, 2010
Treasury Portfolio                        July 1, 2007     June 30, 2010